Exhibit 99.4
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. No. 333-149725, No. 333-128362, No. 333-68785, No. 333-89595, No. 333-85609 and No. 333-170626) of Westwood One, Inc. of our report dated April 15, 2011, except for the effects of the discontinued operation discussed in Note 3 and subsequent events in Note 20 as to which the date is September 6, 2011, to the consolidated financial statements and financial statement schedule, which appear in this Form 8-K.

/s/ PricewaterhouseCoopers LLP
New York, New York
September 6, 2011

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. No. 333-149725, No. 333-128362, No. 333-68785, No. 333-89595, No. 333-85609 and No. 333-170626) of Westwood One, Inc. of our report dated March 31, 2010, except for the effects of the discontinued operation discussed in Note 3 and subsequent events in Note 20 as to which the date is September 6, 2011, as to which the date is September 6, 2011, to the consolidated financial statements and financial statement schedule, which appear in this Form 8-K.

/s/ PricewaterhouseCoopers LLP
New York, New York
September 6, 2011